PURCHASE AGREEMENT

      PURCHASE AGREEMENT dated as of June 19, 2003 among David E. Tether, an individual, ("Seller") and Solomon Technologies, Inc., a Maryland corporation ("Buyer").

                                 P R E A M B L E

      WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain intellectual property rights of Seller on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and of the covenants made herein and of the mutual benefits to be derived herefrom, the parties hereto, intending to be legally bound, agree as follows:

      1. Sale and Purchase of the Assets. Seller hereby transfers, conveys, assigns and delivers to Buyer, and Buyer hereby purchases from Seller, all of the Proprietary Rights. The term "Proprietary Rights" shall mean all of Seller's right, title and interest of Seller in the intellectual property rights commonly known as: Transaxle Controller; Electric Wheel Powered Bicycle; Unitary Ring and Sun Gear Element; Regenerative Feedback; and Electric Wheel Motor Constructed with Mush Winding Technique, including all patent, patent applications, patent disclosures and inventions, and any and all other intellectual property rights of Seller necessary or desirable for use in the business of Buyer as currently engaged or as proposed to be engaged (whether or not patentable and whether or not reduced to practice) and any reissues, continuations, continuations-in-part, revisions, extensions or reexaminations thereof. Seller hereby conveys to Buyer all of Seller's right, title and interest in and to the Proprietary Rights free and clear of any lien, claim, security interest, charge, mortgage, pledge or encumbrance of any kind, whether matured or unmatured.

      2. Purchase Price and Payment. The purchase price (the "Purchase Price") to be paid by Buyer for the Proprietary Rights shall be Two Million (2,000,000) shares (the "Shares') of the Corporation's common stock, par value $0.05 per share. The Purchase Price shall be allocated as the parties so determine. Seller and Buyer further agree to file all income tax returns or reports, including, without limitation, IRS Form 8594, and to reflect the allocation of Purchase Price described above on any such return or report and agree not to take any position inconsistent therewith before any governmental agency charged with the collection of any tax or in any judicial proceeding.

      3. Representations of Seller. Seller hereby represents to Buyer as follows:

                  (a) Seller is acquiring the Shares for investment for such Seller's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Seller further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

                  (b) Seller understands that the Shares are not registered under the Securities Act of 1933, As amended (the "Securities Act') on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Seller's representations set forth herein.

                  (c) Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

                  (d) Seller understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption there from, and that in the absence of an effective registration statement covering the Shares or any available exemption from registration under the Securities Act, the Shares must be held indefinitely. Seller understands that an appropriate legend will be affixed to the certificate evidencing the Shares reflecting the foregoing.

      4. Further Assurances. Each of Seller and Buyer shall cooperate and take such actions, and execute all such further instruments and documents, as either may reasonably request in order to convey title to the Proprietary Rights to Buyer and to otherwise effectuate the terms and purposes of this Agreement.

      5. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                           Seller:


                                           /s/ David Tether
                                           -------------------------------------
                                           Name: David E. Tether

                                           Buyer:

                                           Solomon Technologies, Inc.


                                           By: /s/ C. Stevens Avery II
                                               ---------------------------------
                                           Name: C. Stevens Avery II
                                           Title: Chief Financial Officer


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

                                PATENT ASSIGNMENT

                           ASSIGNMENT OF U.S. PATENTS


      WHEREAS, David E. Tether, a United States citizen, residing at [address] ("Assignor"), is the owner of the patents identified in the accompanying Schedule of Patents (the "Patents"):

      WHEREAS, Solomon Technologies, Inc., a Maryland corporation, located at 7375 Benedict Avenue, Benedict, Maryland 20612 ("Assignee"), desires to obtain all rights in and to the Patents;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, transfers, conveys and assigns to Assignee, all of Assignor's right, title and interest throughout the world in and to the Patents, all registrations and applications, if any, therefor, and the right to recover for past infringement.

      IN WITNESS WHEREOF, Assignor has caused this document to be executed as of the 19th day of June, 2003.


                                                     ------------------------
                                                      Name:  David E. Tether


State of New York                   )
                                    )  SS:
County of New York                  )

Before me personally appeared said David E. Tether and acknowledged the foregoing instrument to be his free act and deed this 19th day of June, 2003.


----------------------
Notary Public


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

                               SCHEDULE OF PATENTS

                               U.S. ISSUED PATENTS

------------------------------- ---------------------------- ---------------------------- -------------------
          PATENT NO.            TITLE                        ISSUE DATE                   INVENTOR
------------------------------- ---------------------------- ---------------------------- -------------------

------------------------------- ---------------------------- ---------------------------- -------------------

------------------------------- ---------------------------- ---------------------------- -------------------

------------------------------- ---------------------------- ---------------------------- -------------------

------------------------------- ---------------------------- ---------------------------- -------------------

------------------------------- ---------------------------- ---------------------------- -------------------


                            U.S. PATENT APPLICATIONS

------------------------------- ---------------------------- ---------------------------- -------------------
          SERIAL NO.            TITLE                        FILING DATE                  INVENTOR
------------------------------- ---------------------------- ---------------------------- -------------------

------------------------------- ---------------------------- ---------------------------- -------------------


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